**STATE OF NEVADA**

***BARBARA K. CEGAVSKE***
*Secretary of State*

***JEFFERY LANDERFELT***
*Deputy Secretary*
*for Commercial Recordings*

**OFFICE OF THE**
**SECRETARY OF STATE**

***Commercial Recordings Division***
*202 N. Carson Street*
*Carson City, NV 89701-4201*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

Ronald Sassano
284C E. Lake Mead Pkwy #507
Henderson, NV 89015

**Job:C20160307-2481**
March 7, 2016

**Special Handling Instructions:**

**Charges**

| Description | Document Number | Filing Date/Time | Qty | Price | Amount |
|---|---|---|---|---|---|
| Articles of Organization | 20160106425-27 | 3/7/2016 8:39:38 PM | 1 | $75.00 | $75.00 |
| Initial List | 20160106426-38 | 3/7/2016 8:39:56 PM | 1 | $150.00 | $150.00 |
| Business License 3/2016-3/2017 | 20160106426-38 | 3/7/2016 8:39:56 PM | 1 | $200.00 | $200.00 |
| Total | | | | | $425.00 |

**Payments**

| Type | Description | Amount |
|---|---|---|
| Credit | 123297\|457411976183621270l123 | $425.00 |
| Total | | $425.00 |

**Credit Balance:** $0.00

**Job Contents:**

| | |
|---|---|
| LLC Charter(s): | 1 |
| File Stamped Copy(s): | 2 |
| Business License(s): | 1 |

Ronald Sassano
284C E. Lake Mead Pkwy #507
Henderson, NV 89015

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

*050105*

# Articles of Organization
# Limited-Liability Company
(PURSUANT TO NRS CHAPTER 86)

| Filed in the office of | Document Number |
|---|---|
| Barbara K. Cegavske<br>Secretary of State<br>State of Nevada | 20160106425-27 |
| | Filing Date and Time: 03/07/2016 8:39 PM |
| | Entity Number: E0107172016-9 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Limited-Liability Company:** (must contain approved limited-liability company wording; see instructions)
SCALABLE SOLUTIONS L.L.C.
Check box if a Series Limited-Liability Company ☐ — Check box if a Restricted Limited-Liability Company ☐

**2. Registered Agent for Service of Process:** (check only one box)
☐ Commercial Registered Agent: ______ Name
☐ Noncommercial Registered Agent (name and address below) **OR** ☒ Office or Position with Entity (name and address below)

PAUL ROSENBERG
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

| 2831 ST. ROSE PARKWAY SUITE 200 | HENDERSON | Nevada | 89052 |
|---|---|---|---|
| Street Address | City | | Zip Code |
| 2831 ST. ROSE PARKWAY SUITE 200 | HENDERSON | Nevada | 89052 |
| Mailing Address (if different from street address) | City | | Zip Code |

**3. Dissolution Date:** (optional)
Latest date upon which the company is to dissolve (if existence is not perpetual):

**4. Management:** (required)
Company shall be managed by: ☐ Manager(s) **OR** ☒ Member(s) (check only one box)

**5. Name and Address of each Manager or Managing Member:** (attach additional page if more than 3)

1) MCIG, INC.
Name

| 2831 ST. ROSE PARKWAY SUITE 200 | HENDERSON | NV | 89052 |
|---|---|---|---|
| Street Address | City | State | Zip Code |

2)
Name

| | | | |
|---|---|---|---|
| Street Address | City | State | Zip Code |

3)
Name

| | | | |
|---|---|---|---|
| Street Address | City | State | Zip Code |

**6. Effective Date and Time:** (optional)
Effective Date: Effective Time:

**7. Name, Address and Signature of Organizer:** (attach additional page if more than 1 organizer)
I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

| MCIG, INC. | X MCIG, INC. | | |
|---|---|---|---|
| Name | Organizer Signature | | |
| 2831 ST. ROSE PARKWAY SUITE 200 | HENDERSON | NV | 89052 |
| Address | City | State | Zip Code |

**8. Certificate of Acceptance of Appointment of Registered Agent:**
*I hereby accept appointment as Registered Agent for the above named Entity.*
X PAUL ROSENBERG — 3/7/2016
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

*This form must be accompanied by appropriate fees.*

SECRETARY OF STATE

STATE OF NEVADA

# LIMITED LIABILITY COMPANY CHARTER

I, BARBARA K. CEGAVSKE, the Nevada Secretary of State, do hereby certify that **SCALABLE SOLUTIONS L.L.C.** did on March 7, 2016, file in this office the Articles of Organization for a Limited Liability Company, that said Articles of Organization are now on file and of record in the office of the Nevada Secretary of State, and further, that said Articles contain all the provisions required by the laws governing Limited Liability Companies in the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 7, 2016.

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20160307-2481
You may verify this certificate
online at **http://www.nvsos.gov/**

# INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF:

SCALABLE SOLUTIONS L.L.C.

NAME OF LIMITED-LIABILITY COMPANY

ENTITY NUMBER: E0107172016-9

*100403*

FOR THE FILING PERIOD OF MAR, 2016 TO MAR, 2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**"YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov"**

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A **Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

| Filed in the office of | Document Number |
|---|---|
| *Barbara K. Cegavske* (signature) | 20160106426-38 |
| Barbara K. Cegavske | Filing Date and Time |
| Secretary of State | 03/07/2016 8:39 PM |
| State of Nevada | Entity Number: E0107172016-9 |

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late)

BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| MCIG, INC. | | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 2831 ST. ROSE PARKWAY SUITE 200 , USA | HENDERSON | NV | 89052 |

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| ADDRESS | CITY | STATE | ZIP CODE |
| | | | |

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| ADDRESS | CITY | STATE | ZIP CODE |
| | | | |

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| ADDRESS | CITY | STATE | ZIP CODE |
| | | | |

**None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X PAUL ROSENBERG

**Signature of Manager, Managing Member or Other Authorized Signature**

Title: MANAGER

Date: 3/7/2016 8:39:54 PM

SECRETARY OF STATE

STATE OF NEVADA

# NEVADA STATE BUSINESS LICENSE

## SCALABLE SOLUTIONS L.L.C.

**Nevada Business Identification # NV20161140012**

### Expiration Date: March 31, 2017

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 7, 2016

BARBARA K. CEGAVSKE
Secretary of State

***You may verify this license at www.nvsos.gov under the Nevada Business Search.***

**License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.**